Exhibit 99.1

Truett-Hurst, Inc. Announces Disposition of The Wine Spies Membership Interest

Healdsburg, California (January 26, 2016) – Truett-Hurst, Inc. (NASDAQ: THST), which operates an innovative and fast growing super-premium and ultra-premium wine sales, marketing and production company based in the acclaimed Dry Creek and Russian River Valleys of Sonoma County, California, announced today that its subsidiary, H.D.D. LLC, sold its 50% membership interest in The Wine Spies.

“Our limited share of the economics from The Wine Spies as well as the disappointing revenue and EBITDA performance over the last three quarters forced us to reevaluate our internet strategy,” explained Truett-Hurst, Inc.’s Chief Financial Officer,Paul Forgue.

“Truett-Hurst’s commitment to on-line direct to consumer business has never been stronger.” remarked Phillip L. Hurst, Truett-Hurst, Inc’s CEO. ”We made the decision to sell our membership interest in The Wine Spies so that we can focus more resources to maintain and potentially accelerate the strong and profitable growth of our primary direct to consumer brands Truett Hurst and VML.”

The sale, which was completed on January 25, 2016, has an effective date of December 31, 2015.

About Truett-Hurst, Inc.

Truett-Hurst, Inc. (NASDAQ: THST, www.truetthurstinc.com) is a holding company and its sole asset is the controlling equity interest in H.D.D. LLC., an innovative and fast-growing super-premium, ultra-premium and luxury wine sales, marketing and production company based in the acclaimed Dry Creek and Russian River Valleys of Sonoma County, California. Truett-Hurst, Inc. is headquartered in Healdsburg, California.

Truett-Hurst, Inc. • 125 Foss Creek Circle • Healdsburg, CA 95448 • tel: 707.431.4423 • fax: 707.395.0289 • email: ir@truetthurstinc.com

Forward-Looking Statements

This press release and our earnings conference call for the quarter ended September 30, 2016 contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act of 1934, as amended, that are made as of the date of this press release based upon our current expectations. All statements, other than statements of historical fact, regarding our strategy, future operations, financial position, estimated revenue, projected costs, prospects, plans, opportunities, and objectives constitute “forward-looking statements.” The words “may,” “will,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “potential” or “continue” and similar types of expressions identify such statements, although not all forward-looking statements contain these identifying words. Such forward-looking statements include expectations regarding revenue, income, expenses, for periods. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Important factors that could cause such differences include, but are not limited to, a reduction in the supply of grapes and bulk wine available to us; significant competition; any change in our relationships with retailers which could harm our business; we may not achieve or maintain profitability in the future; the loss of key employees; a reduction in our access to, or an increase in the cost of, the third-party services we use to produce our wine; credit facility restrictions on our current and future operations; failure to protect, or infringement of, trademarks and proprietary rights; these factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this report. For additional information, see our Annual Report on Form 10-K to be filed on, September 28, 2015, or our other reports currently on file with the Securities and Exchange Commission, which contain a more detailed discussion of risks and uncertainties that may affect future results. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

For more information, contact:

Truett-Hurst, Inc.

Paul Forgue,

Chief Financial Officer & Chief Operations Officer

Phone: 707.431.4423

Fax: 707.395.0289

Email: paul@truetthurstinc.com